AMENDMENT NO. 13
TO
REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 13 dated as of March 5, 2009 (this "Amendment"), relating to the Loan Agreement referenced below, is by and among PERMA-FIX ENVIRONMENTAL SERVICES, INC., a Delaware corporation (the "Borrower"), the Lenders from time to time parties thereto, and PNC BANK, NATIONAL ASSOCIATION, a national banking association, as agent for the Lenders (in such capacity, the "Agent"). Terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Loan Agreement (defined below).

WITNESSETH

WHEREAS, a credit facility has been previously extended to the Borrower pursuant to the terms of that certain Revolving Credit, Term Loan and Security Agreement dated as of December 22, 2000, as amended (as such may be amended, restated, supplemented and/or modified from time to time, the "Loan Agreement") among the Borrower, the Lenders identified therein, and the Agent;

WHEREAS, the Borrower has requested that certain provisions of the Loan Agreement be amended; and

WHEREAS, the parties have agreed to amend the Loan Agreement as set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments. The Loan Agreement is amended as follows:

(a) New definitions of "Daily LIBOR" and "Published Rate" are added to Section 1.2 in correct alphabetical order to read as follows:

" "Daily LIBOR" shall mean, for any day, the rate per annum determined by Agent by dividing (x) the Published Rate by (y) a number equal to 1.00 minus the percentage prescribed by the Federal Reserve for determining the maximum reserve requirements with respect to any Eurocurrency funding by banks on such day.

"Published Rate" shall mean the rate of interest published each Business Day in The Wall Street Journal "Money Rates" listing under the caption "London Interbank Offered Rates" for a one month period (or, if no such rate is published therein for any reason, then the Published Rate shall be the Eurodollar rate for a one month period as published (which may include electronic methods of "publication") in another publication or source determined by Agent."

(b) The definitions of "Alternate Base Rate", "Amortizing Availability", "Applicable Interest Rate", "Eurodollar Rate", "Federal Funds Rate" and "Fixed Charge Coverage Ratio" in Section 1.2 are amended to read as follows:

" "Alternate Base Rate" shall mean, for any day, a rate per annum equal to the highest of (i) the Base Rate in effect on such day, (ii) the Federal Funds Rate in effect on such day plus ½ of 1% or (iii) the Daily LIBOR plus 1%.

"Amortizing Availability" shall mean $4,000,000, less $48,000 on the fifteenth (15th) of each month commencing with March 15, 2009 but reducing to $0 upon the end of the Term.

"Applicable Interest Rate" shall mean an interest rate per annum equal to (a) for the Revolving Credit Facility, (i) the sum of the Domestic Rate plus two percent (2.00%) with respect to Domestic Rate Loans and (ii) the sum of the Eurodollar Rate plus three percent (3.00%) with respect to Eurodollar Rate Loans and (b) for the Term Loan, (i) the sum of the Domestic Rate plus two and one-half percent (2.50%) with respect to Domestic Rate Loans and (ii) the sum of the Eurodollar Rate plus three and one-half percent (3.50%) with respect to Eurodollar Rate Loans.

"Eurodollar Rate" shall mean for any Eurodollar Rate Loan for the then current Interest Period relating thereto the higher of (A) 250 basis points (2.50%) or (B) the interest rate per annum (rounded upwards, if necessary, to the nearest 1/100of 1%) determined by Agent by dividing (i) the rate which appears on the Bloomberg Page BBAM1 (or on such other substitute Bloomberg page that displays rates at which US dollar deposits are offered by leading banks in the London interbank deposit market), or the rate which is quoted by another source selected by Agent which has been approved by the British Bankers' Association as an authorized information vendor the purpose of displaying rates at which US dollar deposits are offered by similar distributions and leading banks in the London interbank deposit market (an "Alternative Source"), at approximately 11:00 a.m., London time two (2) Business Days prior to the first day of such Interest Period (or if there shall at any time, for any reason, no longer exist a Bloomberg Page BBAM1 (or any substitute page) or any Alternate Source, a comparable replacement rate determined by the Agent at such time (which determination shall be conclusive absent manifest error)) or an amount comparable to such Eurodollar Rate Loan and having a borrower date and a maturity comparable to such Interest Period by (Ii) a number equal to 1.00 minus the Reserve Percentage.

The Eurodollar Rate shall be adjusted with respect to any Eurodollar Rate Loan that is outstanding on the effective date of any change in the Reserve Percentage as of such effective date. The Agent shall give prompt notice to the

Borrower of the Eurodollar Rate as determined or adjusted in accordance herewith, which determination shall be conclusive absent manifest error.

"Federal Funds Rate" for any day shall mean the rate per annum (based on a year of 360 days and actual days elapsed) which is the daily federal funds rate as quoted by ICAP North America, Inc. (or any successor) as set forth on the Bloomberg Screen BTMM for that day opposite the caption "OPEN" (or on such other substituted Bloomberg Screen that displays such rate), or as set forth on such other recognized electronic source used for the purpose of displaying such rate as selected by the Agent (an "Alternate Source") (or if such rate for such day does not appear on the Bloomberg Screen BTMM (or any substitute screen) or on any Alternate Source, or if there shall at any time, for any reason, no longer exist a Bloomberg Screen BTMM (or any substitute screen) or any Alternate Source, a comparable replacement rate determined by Agent at such time (which determination shall be conclusive absent manifest error); provided however, that if such day is not a Business Day, the Federal Funds Rate for such day shall be the "open" rate on the immediately preceding Business Day. If and when the Federal Funds Rate changes, the rate of interest with respect to any advance to which the Federal Funds Rate applies will change automatically without notice to the Borrower, effective on the date of any such change.

"Fixed Charge Coverage Ratio" shall mean and include, with respect to any fiscal period, the ratio of (a) EBITDA to (b) the sum (without duplication) of (i) all Senior Debt Payments, Subordinated Debt Payments and Preferred Stock dividends paid during such period plus (ii) Unfinanced Capital Expenditures made during such period plus (iii) federal, state and local income taxes actually paid during such period plus (iv) all amounts paid to reduce the Amortizing Availability during such period."

2. Consent to Retention of Sale Proceeds. The Agent and the Lenders hereby agree that the Borrower may retain $825,000 from the sale of 10225 General Drive (Parcel D) owned by Perma-Fix Orlando, Inc.

3. Conditions Precedent. This Amendment shall be effective as of the date hereof upon satisfaction of each of the following conditions precedent:

(a) the execution of this Amendment by the Borrower and the Required Lenders; and

(b) receipt by the Agent of the $25,000 fee owing in connection with this Amendment.

4. Representations and Warranties. The Borrower hereby represents and warrants in connection herewith that as of the date hereof (after giving effect hereto) (i) the representations and warranties set forth in Article V of the Loan Agreement are true and correct in all material

respects (except those which expressly relate to an earlier date), and (ii) no Default or Event of Default has occurred and is continuing under the Loan Agreement.

5. Acknowledgments, Affirmations and Agreements. The Borrower (i) acknowledges and consents to all of the terms and conditions of this Amendment and (ii) affirms all of its obligations under the Loan Agreement and the Other Documents.

6. Loan Agreement. Except as expressly modified hereby, all of the terms and provisions of the Loan Agreement remain in full force and effect.

7. Expenses. The Borrower agrees to pay all reasonable costs and expenses in connection with the preparation, execution and delivery of this Amendment, including the reasonable fees and expenses of the Agent's legal counsel.

8. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original. It shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

9. Governing Law. This Amendment shall be deemed to be a contract under, and shall for all purposes be construed in accordance with, the laws of the State of New York.

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:

PERMA-FIX ENVIRONMENTAL SERVICES, INC., a Delaware corporation

By: B.C

Name: B. Noecerato

Title: VP CFO

LENDERS:

PNC BANK, NATIONAL ASSOCIATION, in its capacity as Agent and as Lender

By: Alex M Council IV

Name: ALEX M. COUNCIL IV

Title: VICE PRESIDENT

CONSENTED AND AGREED TO:

SCHREIBER, YONLEY AND ASSOCIATES, INC.
PERMA-FIX OF FLORIDA, INC.
PERMA-FIX OF MEMPHIS, INC.
PERMA-FIX OF FT. LAUDERDALE, INC.
PERMA-FIX OF ORLANDO, INC.
PERMA-FIX OF SOUTH GEORGIA, INC.
PERMA-FIX OF MICHIGAN, INC.
DIVERSIFIED SCIENTIFIC SERVICES, INC.
INDUSTRIAL WASTE MANAGEMENT, INC.
EAST TENNESSEE MATERIALS & ENERGY CORPORATION
PERMA-FIX OF PITTSBURGH, INC.
PERMA-FIX NORTHWEST, INC.
PERMA-FIX NORTHWEST RICHLAND, INC.

By: Lou Centofanti

Name: Lou Centofanti

Title: CEO

of each of the foregoing entities